UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2017 (May 9, 2017)

ADDUS HOMECARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34504	20-5340172
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Gaylord Parkway, Suite 110, Frisco, TX	75034
(Address of Principal Executive Offices)	(Zip Code)

(469) 535-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On April 26, 2017, Addus HomeCare Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (“SEC”) to report that, on April 21, 2017, the Company notified BDO USA, LLP (“BDO”) that, upon the approval of the Audit Committee of the Board of Directors of the Company, BDO would be dismissed as the Company’s principal independent registered public accounting firm effective upon the date of filing for the Company’s Form 10-Q for the three months ended March 31, 2017. The Original Form 8-K also disclosed that the Company had engaged Ernst & Young LLP (“EY”) as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017. This Amendment No. 1 to the Original Form 8-K (the “Amendment No. 1”) is being filed to disclose the specific date of BDO’s dismissal and to update the disclosures required by Item 304(a)(3) of Regulation S-K through that date.

Item 4.01.	Changes in Registrant’s Certifying Accountant

On May 9, 2017, the Company filed its Quarterly Report on Form 10-Q for the three months ended March 31, 2017, and BDO’s dismissal as the Company’s independent registered public accounting firm became effective.

The reports of BDO on the audited consolidated financial statements of the Company for the years ended December 31, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2016 and 2015 and through May 9, 2017, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BDO, would have caused it to make reference thereto in its reports on the audited consolidated financial statements of the Company for such years. During the years ended December 31, 2016 and 2015, and through May 9, 2017, there were no “reportable events” as defined under Item 304(a)(1)(v) of Regulation S-K, except for the material weakness reported on the Company’s Annual Report on Form 10-K for the year-ended December 31, 2015 and Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, June 30, and September 30 of 2016 related to (a) the segregation of duties, user access, and monitoring and review controls related to billable and non-billable transactions, (b) validating the completeness and accuracy of underlying data used in the operation of monitoring controls and (c) review of new hires, terminations and payroll changes. The material weaknesses identified in clauses (a) through (c) above were remediated during the quarter ended December 31, 2016.

Pursuant to Item 304(a)(3) of Regulation S-K, the Company provided BDO with a copy of this Amendment No. 1 prior to its filing with the SEC and requested that BDO furnish the Company with a letter addressed to the SEC stating whether or not BDO agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of the letter from BDO is filed as Exhibit 16.1 hereto.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

16.1	Letter from BDO USA, LLP, dated May 10, 2017, regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDUS HOMECARE CORPORATION

Dated: May 10, 2017	By:	/s/ Brian Poff
	Name:	Brian Poff
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

16.1	Letter from BDO USA, LLP, dated May 10, 2017, regarding change in certifying accountant.